Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Money Market Fund

Supplement dated June 30, 2017

to Currently Effective Prospectuses

Effective July 3, 2017, the prospectuses for each of Janus Henderson Government Money Market Fund and Janus Henderson Money Market Fund (each a “Fund” and collectively, the “Funds”) are amended as follows:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Funds’ Prospectuses:

Portfolio Managers: David Spilsted, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since July 2017. Garrett Strum is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2017.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of each Fund:

Janus Henderson Government Money Market Fund

David Spilsted is Co-Portfolio Manager of Janus Henderson Government Money Market Fund, which he has co-managed since July 2017. He is also Portfolio Manager of other Janus accounts and performs duties as an analyst. Mr. Spilsted joined Janus Capital in 1998 as a senior money market trader, and previously served as Co-Portfolio Manager of the Fund from 2009 to 2012, and emerging markets analyst from 2010 to 2017. He holds a Bachelor degree in Business Administration from Kuringai College of Advanced Education.

Garrett Strum is Executive Vice President and Co-Portfolio Manager of Janus Henderson Government Money Market Fund, which he has managed or co-managed since May 2017. He is also Portfolio Manager of other Janus accounts and performs duties as an analyst. Mr. Strum joined Janus Capital in 2003 as an investment accounting administrator. He holds a Bachelor of Science degree in Business with concentrations in Finance and Real Estate from Colorado State University.

Janus Henderson Money Market Fund

David Spilsted is Co-Portfolio Manager of Janus Henderson Money Market Fund, which he has co-managed since July 2017. He is also Portfolio Manager of other Janus accounts and performs duties as an analyst. Mr. Spilsted joined Janus Capital in 1998 as a senior money market trader, and previously served as Co-Portfolio Manager of the Fund from 2009 to 2012, and emerging markets analyst from 2010 to 2017. He holds a Bachelor degree in Business Administration from Kuringai College of Advanced Education.

Garrett Strum is Executive Vice President and Co-Portfolio Manager of Janus Henderson Money Market Fund, which he has managed or co-managed since May 2017. He is also Portfolio Manager of other Janus accounts and performs duties as an analyst. Mr. Strum joined Janus Capital in 2003 as an investment accounting administrator. He holds a Bachelor of Science degree in Business with concentrations in Finance and Real Estate from Colorado State University.

Please retain this Supplement with your records.